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                                 [EXHIBIT 10.17]

                                                 Contract No. DTFH68-97-C-00029
                    Account No. 4-H-X18F-050-14-0-18F054164900-D   2490051001HO





                          Department of Transportation
                         Federal Highway Administration
                     Central Federal Lands Highway Division




                                 Utah PLH 5-1(1)
                                 Wolf Creek Road




                              Proposal and Contract




               This contract cites Federal Highway Administration
                            Specifications FP-92, 192




Proposal of W. W. Clyde & Co.
P.O. Box 350, Springville, Utah  84663


-------------------------------- ----------------- ------------------ ------------- ------------
SOLICITATION, OFFER, AND AWARD   1. Solicitation   2. Type of         3. Date       Page of
 (Construction, Alteration, or   No.               Solicitation       Issued        Pages
 Repair)
                                 UT PLH 5-1(1)     Sealed Bid         8/4/97        1 of 3
-------------------------------- ----------------- ------------------ ------------- ------------
IMPORTANT - the "offer" section on the reverse must be fully completed by offeror.
-------------------------------- ------------------------------- -------------------------------
4. Contract No.                  5. Requisition/Purchase         6. Project No.
DTFH68-97-C-00029                Request No.                     UT PLH 5-1(1)
-------------------------------- ------------------------------- -------------------------------
7. Issued by             Code                    8. Address Offer to
                                 ---------------
U.S. Department of Transportation                Division Administrator
Federal Highway Administration                   Federal Highway Administration
Central Federal Lands Highway Division           2520 West 4700 South, Suite 9A
P.O. Box 25246                                   Salt Lake City, Utah  84118
Denver, CO  80225                                Attention:  Mr. Dick Laubsch

-------------------------------- ------------------------------- -------------------------------
9. For information               A. Name                         B. Telephone No.
call                             See continuation of SF 1442     See continuation of SF1442
-------------------------------- ------------------------------- -------------------------------
                                  SOLICITATION
------------------------------------------------------------------------------------------------
NOTE:  In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".
------------------------------------------------------------------------------------------------

10. THE GOVERNMENT REQUIRES PERFORMANCE OF THE WORK DESCRIBED IN THESE DOCUMENTS

For Construction of Utah PFH 5-1(1), Wolf Creek Road, in Strict Accordance With:
1.  Far Contract Clauses
2.  Minimum Wage Schedule
3. Standard Specifications for Construction of Roads and Bridges on Federal Highway Projects, FP-92 (1992)
4.  Special Contract Requirements
5.  Bid Schedule
6.  Plans




                                                   *Completion Date:  9/15/98


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
11. The contractor shall begin performance within 10 calendar days and complete it within * calendar days after receiving notice to proceed. This performance period is mandatory.
------------------------------------------------ -----------------------------------------------
12A. The contractor must furnish any required     12B. Calendar days - 15
performance and payment bonds - Yes
------------------------------------------------------------------------------------------------
13. Additional Solicitation Requirements:

A.  Sealed offers in original and 0 copies to perform the work are required are due at the place specified in item 8 by 2:00 p.m. local time September 10, 1997.  If this is a sealed bid solicitation, offers will be publicly opened at that time.  Sealed envelopes containing offers shall be marked to show the offeror's name and address, the solicitation number, and the date and time offers are due.
B.  An offer guarantee is required.  See continuation of SF1442
C.  All offers are subject to the (1) work requirements, and (2) other provisions and clauses incorporated in the solicitation in full text or by reference.
D. Offers providing less than 35 calendar days for government acceptance after the date offers are due will not be considered and will be rejected.
------------------------------------------------------------------------------------------------





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

------------------------------------------------------------------------------------------------
                   OFFER (Must be fully completed by offeror)
------------------------------------------------------------------------------------------------
14. Name and Address of Offeror                  15. Telephone No.
                                                 (801) 489-5616
                                                 -----------------------------------------------
W. W. Clyde & Co.                                16. Remittance Address
P.O. Box 350
Springville, Utah 84663
------------------------------------------------
Code                    Facility Code
------------------------------------------------ -----------------------------------------------
17. The offeror agrees to perform the work required at the prices specified below in strict accordance with the terms of this solicitation. If this offer is accepted by the Government in writing within 35 calendar days after the date offers are due.

AMOUNTS                         SEE BID SCHEDULE

------------------------------------------------------------------------------------------------
18. The offeror agrees to furnish any required performance and payment bonds.
------------------------------------------------------------------------------------------------
                        19. ACKNOWLEDGMENT OF AMENDMENTS
 (The offeror acknowledges receipt of amendments to the solicitation - give number and date of each)
------------------------------------------------------------------------------------------------

AMENDMENT NO.

----------------- ------- ------- ------- ------- ------ ------- ------- ------- ------- -------

DATE

----------------- ------- ------- ------- ------- ------ ------- ------- ------- ------- -------
20A. NAME AND TITLE OF PERSON AUTHORIZED TO       20B. SIGNATURE                  20C. OFFER
SIGN OFFER                                                                        DATE
Paul B. Clyde, Vice President
------------------------------------------------- ------------------------------- --------------
                      AWARD (To be completed by Government)
------------------------------------------------------------------------------------------------
21. ITEMS ACCEPTED:

                              ALL ITEMS SCHEDULE B

------------------------------------------------------------------------------------------------
22. AMOUNT                      23. ACCOUNTING AND APPROPRIATION DATA
              $742,006.40
                                4-H-X18F-050-14-0-18F05416400-D     2490051001HO
------------------------------- ----------------------------------------------------------------
24. SUBMIT INVOICES TO ADDRESS SHOWN IN  ITEM        25. OTHER THAN FULL AND OPEN COMPETITION
                                                     PURSUANT TO 10 U.S.C. 2304(C)
---------------------------------------- ----------- -------------------------------------------
26. ADMINISTERED BY    CODE                      27. PAYMENT WILL BE MADE BY
                               -----------------
SEE CONTINUATION OF SF 1442                      Federal Highway Administration
                                                 Central Federal Lands Highway Division
                                                 555 Zang St., P.O. Box 25246
                                                 Denver, CO  80225-0246
------------------------------------------------------------------------------------------------
                 CONTRACTING OFFICER WILL COMPLETE ITEM 28 OR 29 AS APPLICABLE
------------------------------------------------------------------------------------------------
28.  NEGOTIATED AGREEMENT  Contractor is         29.  AWARD  Contractor is not required to
required to sign this document and return        sign this document.  Your offer on this
_____ copies to issuing office.  Contractor      solicitation is hereby accepted as to the
agrees to furnish and deliver all items or       terms listed.  This award consummates the
perform all work requirements identified on      contract, which consists of (a) the
this form and any continuation sheets for the    Government solicitation and your offer, and
consideration stated in this contract.  The      (b) this contract award.  No further
rights and obligations of the parties to this    contractual document is necessary.  This
contract shall be governed by (a) this           award is being issued pursuant to the Small
contract award, (b) the solicitation, and (c)    Business Competitiveness Demonstration
the clauses, representations, certifications,    Program.
and specifications incorporated by reference
in or attached to this contract.
------------------------------------------------ -----------------------------------------------
30A. NAME AND TITLE OF CONTRACTOR OR PERSON      31A. NAME OF CONTRACTING OFFICER
AUTHORIZED TO SIGN
                                                 JAMES D. ROLLER
------------------------------------------------ -----------------------------------------------
30B. SIGNATURE                     30C. DATE     31B. UNITED STATES OF AMERICA  31C. AWARD DATE
                                                                                9/22/97
---------------------------------- ------------- ------------------------------ ----------------


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                              AWARDED BIDDER REPORT

PROJECT:       WOLF CREEK ROAD
               UT 5-1(1) B

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 PAY ITEM NO.        ESTIMATED QUANTITY                 UNIT BID                   AMOUNT
                                                          PRICE                     BID
-------------------------------------------------------------------------------------------------

15101                   MOBILIZATION

                             ALL                        LUMP SUM                     $75,000.00
                          Required             ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
15202                   SLOPE, REFERENCE, AND CLEARING AND GRUBBING STAKES

                            0.429                            $6,850.00                $2,938.65
                            Mile               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
15203                   CENTERLINE RE-ESTABLISHMENT

                            0.429                            $6,850.00                $2,938.65
                            Mile               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
15204                   DRAINAGE STRUCTURE SURVEY AND STAKING

                              3                                $470.00                $1,410.00
                            Each               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
15205                   BRIDGE SURVEY AND STAKING

                             ALL                        LUMP SUM                      $6,000.00
                          Required             ---------------------------   -------------------

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15207                   GRADE FINISHING STAKES

                            0.625                            $4,700.00                $2,937.50
                            Mile               ---------------------------   -------------------

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15209                   MISCELLANEOUS SURVEY AND STAKING

                             100                               $120.00               $12,000.00
                            Hour               ---------------------------   -------------------
-------------------------------------------------------------------------------------------------

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
-------------------------------------------------------------------------------------------------
15219                   DETOUR ROAD STAKING

                             ALL                        LUMP SUM                      $3,500.00
                          Required             ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
15301                   CONTRACTOR QUALITY CONTROL

                             ALL                        LUMP SUM                      $6,000.00
                          Required             ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
15401                   CONTRACTOR TESTING

                             ALL                        LUMP SUM                     $20,000.00
                          Required             ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
15603                   CONSTRUCT, MAINTAIN, AND OBLITERATE DETOUR ROAD

                             ALL                        LUMP SUM                      $8,200.00
                          Required             ---------------------------   -------------------

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15703                   SILT FENCE

                            3,400                                $3.00               $10,200.00
                         Linear Foot           ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
15708                   STRAW BALES

                             100                                $12.00                $1,200.00
                            Each               ---------------------------   -------------------

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15709                   CHECK DAMS

                             16                                 $80.00                $1,280.00
                            Each               ---------------------------   -------------------

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15721                   INLET SEDIMENT TRAP

                             10                                 $60.00                  $600.00
                            Each               ---------------------------   -------------------



-------------------------------------------------------------------------------------------------


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
-------------------------------------------------------------------------------------------------

20101                   CLEARING AND GRUBBING

                             5.4                             $1,850.00                $9,900.00
                            Acre               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
20301                   REMOVAL OF EXISTING STRUCTURES AND OBSTRUCTIONS

                             ALL                        LUMP SUM                        $900.00
                          Required             ---------------------------   -------------------

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20304J                  REMOVAL OF BRIDGE

                             ALL                        LUMP SUM                     $30,000.00
                          Required             ---------------------------   -------------------

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20401                   ROADWAY EXCAVATION

                           25,000                                $3.90               $97,500.00
                         Cubic Yard            ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
20402                   SUBEXCAVATION

                            4,800                                $5.00               $24,000.00
                         Cubic Yard            ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
20601                   WATERING

                             100                                $38.00                $3,800.00
                          M-Gallon             ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
20701E                  EARTHWORK GEOTEXTILE, TYPE 5

                             430                                 $2.20                  $946.00
                         Square Yard           ---------------------------   -------------------

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20801                   STRUCTURE EXCAVATION

                             170                                 $7.50                $1,275.00
                         Cubic Yard            ---------------------------   -------------------

-------------------------------------------------------------------------------------------------



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

-------------------------------------------------------------------------------------------------

25101B                  LOOSE RIPRAP, CLASS 2

                             12                                 $72.00                  $864.00
                         Cubic Yard            ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
25101D                  LOOSE RIPRAP, CLASS 4

                             210                                $60.00               $12,600.00
                         Cubic Yard            ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
30101H                  AGGREGATE BASE, GRADING H

                            2,100                               $15.00               $31,500.00
                             Ton               ---------------------------   -------------------

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41801                   ASPHALT MATERIAL, GRADE MC-250

                              7                                $415.00                $2,905.00
                             Ton               ---------------------------   -------------------

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40802H                  AGGREGATE COVER, GRADING H

                             78                                 $17.20                $1,341.60
                             Ton               ---------------------------   -------------------

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55201AF                 STRUCTURAL CONCRETE, CLASS A (AE) F'C=4000 PSI

                             230                               $365.00               $83,950.00
                         Cubic Yard            ---------------------------   -------------------

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55301ACD                PRECAST PRESTRESSED CONCRETE STRUCTURAL MEMBERS,
                        I-BEAMS, AASHTO TYPE 3, 82-FOOT 0-INCH

                              5                             $11,200.00               $56,000.00
                            Each               ---------------------------   -------------------

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55402                   EPOXY COATED REINFORCING STEEL

                           46,400                                $0.74               $34,336.00
                            Pound              ---------------------------   -------------------
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


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
-------------------------------------------------------------------------------------------------

60101                   CONCRETE

                              2                                $510.00                $1,020.00
                         Cubic Yard            ---------------------------   -------------------

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60201M                  24-INCH PIPE CULVERT

                             202                                $60.00               $12,120.00
                         Linear Foot           ---------------------------   -------------------

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60201ZJ                 24-INCH CORRUGATED STEEL PIPE CULVERT, 0.064-INCH

                             12                                 $71.00                  $852.00
                         Linear Foot           ---------------------------   -------------------

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60206M                  END SECTION FOR 24-INCH PIPE CULVERT

                              6                                $300.00                $1,800.00
                            Each               ---------------------------   -------------------

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61102GC                 2-INCH WATERLINE, GALVANIZED STEEL

                             20                                 $35.00                  $700.00
                         Linear Foot           ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
61701DAAB               GUARDRAIL SYSTEM G4, TYPE 1, CLASS A (WOOD POSTS)

                             182                                $21.00                $3,822.00
                         Linear Foot           ---------------------------   -------------------

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61702BAT                TERMINAL SECTION, BAT

                              1                              $1,620.00                $1,620.00
                            Each               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
61702SRT                TERMINAL SECTION, SRT

                              3                              $2,600.00                $7,800.00
                            Each               ---------------------------   -------------------
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


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

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
61708                   BRIDGE TRANSITION RAILING

                             75                                 $50.00                $3,750.00
                         Linear Foot           ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
61901CG                 FENCE, CHAIN LINK TYPE, 72-INCH HEIGHT

                             50                                 $17.30                  $865.00
                         Linear Foot           ---------------------------   -------------------

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61901FA                 FENCE, TEMPORARY CONSTRUCTION

                             100                                 $3.55                  $355.00
                         Linear Foot           ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
61901JB                 FENCE, WIRE, TYPE C STL POST

                            4,800                                $3.55               $17,040.00
                         Linear Foot           ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
61902BH                 GATE, METAL TYPE, 16-FOOT WIDTH

                              5                                $300.00                $1,500.00
                            Each               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
62201AE                 DUMP TRUCK, 10-12 CUBIC YARD CAPACITY

                             20                                 $71.25                $1,425.00
                            Hour               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
62201B                  BACKHOE

                             20                                 $64.65                $1,293.00
                            Hour               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
62201CD                 LOADER, WHEEL TYPE, 3 CUBIC YARD MINIMUM CAPACITY

                             20                                $104.20                $2,084.00
                            Hour               ---------------------------   -------------------
-------------------------------------------------------------------------------------------------


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

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

62201DC                 BULLDOZER (120 HP MINIMUM)

                             20                                $150.00                $3,000.00
                            Hour               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
62201LA                 MOTOR GRADER, WITH 8 FOOT BLADE

                             20                                $101.00                $2,020.00
                            Hour               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
62201M                  HYDRAULIC EXCAVATOR

                             20                                $112.10                $2,242.00
                            Hour               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
62301                   GENERAL LABOR

                             80                                 $26.30                $2,104.00
                            Hour               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
62406                   PLACING CONSERVED TOPSOIL

                            2,000                                $5.50               $11,000.00
                         Cubic Yard            ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
62501B                  SEEDING, HYDRAULIC METHOD

                              3                              $1,470.00                $4,410.00
                            Acre               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
62504B                  MULCHING, HYDRAULIC METHOD

                              3                              $1,470.00                $4,410.00
                            Acre               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
62601PANC               POPULUS ANGUSTIFOLIA, NARROWLEAF COTTONWOOD, 1
                        GALLON, CONTAINER GROWN

                             10                                 $53.00                  $530.00
                            Each               ---------------------------   -------------------
-------------------------------------------------------------------------------------------------



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
-------------------------------------------------------------------------------------------------

62601SABC               SALIX BOOTHII, BOOTH'S WILLOW, 1 GALLON, CONTAINER
                        GROWN

                             10                                 $53.00                  $530.00
                            Each               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63201                   TEMPORARY DETOUR BRIDGE

                             ALL                        LUMP SUM                     $52,000.00
                          Required             ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63302                   SIGN INSTALLATION

                             31                                 $30.00                  $930.00
                         Square Foot           ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63504C                  BARRICADE, TYPE 3

                             72                                 $26.00                $1,872.00
                         Linear Foot           ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63506                   CONE

                             50                                 $15.00                  $750.00
                            Each               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63507                   CONSTRUCTION SIGN

                             364                                $13.50                $4,914.00
                         Square Foot           ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63508                   DRUM

                             20                                 $72.00                $1,440.00
                            Each               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63509                   FLAGGER

                            1,460                               $16.00               $23,360.00
                            Hour               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------

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

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
63511                   TEMPORARY CONCRETE BARRIER

                             80                                 $33.00                $2,640.00
                         Linear Foot           ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63520                   VERTICAL PANEL

                             20                                 $61.00                $1,220.00
                            Each               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63521A                  WARNING LIGHT, TYPE A

                              6                                 $36.00                  $216.00
                            Each               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63521B                  WARNING LIGHT, TYPE B

                              2                                $190.00                  $380.00
                            Each               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63521C                  WARNING LIGHT, TYPE C

                             20                                 $44.00                  $880.00
                            Each               ---------------------------   -------------------

-------------------------------------------------------------------------------------------------
63522                   TEMPORARY TRAFFIC SIGNAL SYSTEM

                             ALL                        LUMP SUM                     $17,000.00
                          Required             ---------------------------   -------------------

-------------------------------------------------------------------------------------------------


                                                          TOTAL                     $742,006.40

Submitted by:  W. W. Clyde & Co.

Awarded Bidder Report
Project:       Wolf Creek Road
               UT 5-1(1)  B



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